                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of


                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2003



                             MERCATOR SOFTWARE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-22667                  06-1132156
            --------                    -------                  ----------
(State or Other Jurisdiction of   (Commission File No.)        (IRS Employer
         Incorporation)                                      Identification No.)


  45 Danbury Road, Wilton, Connecticut                              06897
  ------------------------------------                              -----
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (203) 761-8600

Item 7.     Financial Statements, PRO FORMA Financial Information.
            -----------------------------------------------------

            (a)   Financial Statements of Business Acquired:

                  Not applicable

            (b)   PRO FORMA Financial Information:

                  Not applicable

            (c)   Exhibits.

                  99.1     Mercator Software, Inc. Press Release dated
                           August 4, 2003

Item 9.   Regulation FD Disclosure.
          ------------------------

     This information, furnished under "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. The information in this Current Report Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

     On August 4, 2003, Mercator Software, Inc. issued a press release announcing its results of operations for its second fiscal quarter ended June 30, 2003. The press release also included an announcement of its agreement to be acquired by Ascentail Software Corporation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 4, 2003

                                   MERCATOR SOFTWARE, INC.


                                   By:  /s/ Roy C. King
                                      -----------------------------------------
                                        Roy C. King
                                        Chairman of the Board of Directors,
                                          Chief Executive Officer and President

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.              Description
-----------              -----------

99.1                     Press Release of the registrant dated August 4, 2003